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                                                                 EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated October 15, 1996 (except with respect to the matter discussed in Note 7, as to which date is November 20, 1996) included in this Form 10-K into the Company's previously filed registration statements on Form S-8 (No. 33-74398, 33-89204, and 33-66848) and Form S-3 (No. 33-95610).



                                                Arthur Andersen LLP


Chicago, Illinois
November 26, 1996